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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  June 16, 2000



                             PEREGRINE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)



            DELAWARE                000-22209                 95-3773312
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(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
     OF INCORPORATION OR          FILE NUMBER)           IDENTIFICATION NO.)
         ORGANIZATION)


           3611 VALLEY CENTRE DRIVE, FIFTH FLOOR, SAN DIEGO, CA 92130
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   (Address of principal executive offices of Registrant, including zip code)


                                 (858) 481-5000
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              (Registrant's telephone number, including area code)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On April 5, 2000, the Board of Directors of Peregrine Systems, Inc. ("PEREGRINE"), a Delaware corporation, approved the acquisition of Harbinger Corporation, a Georgia corporation ("HARBINGER"). Harbinger is a provider of business-to-business electronic commerce products and services. In connection with the acquisition, Peregrine, Harbinger, and a wholly-owned subsidiary of Peregrine entered into an Agreement and Plan of Merger and Reorganization dated as of April 5, 2000. The shareholders of Harbinger approved the merger and the merger agreement at a special meeting of shareholders held on June 16, 2000 in Atlanta, Georgia. In addition, at a special meeting of stockholders held on June 16, 2000 in Del Mar, California, Peregrine's stockholders approved the issuance of shares of Peregrine's Common Stock in connection with the merger as required by the rules of The Nasdaq Stock Market. The merger was completed on June 16, 2000. In connection with the merger, Harbinger became a wholly-owned subsidiary of Peregrine under the name Peregrine Connectivity, Inc.

         Under the merger agreement, each share of Harbinger's common stock that was outstanding at the effective time of the merger was converted into the right to receive 0.75 of a share of Peregrine's Common Stock. Peregrine issued approximately 30.1 million shares of its Common Stock to former Harbinger shareholders. The shares of Peregrine Common Stock issued in connection with the merger were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-36744). This registration statement was declared effective on May 23, 2000. The merger is described in greater detail in the registration statement.

         In addition to the shares of Peregrine common stock issued in connection with the merger, Peregrine assumed all outstanding options and warrants to purchase Harbinger Common Stock that were outstanding at the effective time of the merger. These options and warrants were converted into the right to acquire shares of Peregrine's common stock, subject only to adjustments to maintain the economic equivalence of the assumed options and warrants on the basis of the 0.75 exchange ratio in the merger.

         Peregrine's acquisition of Harbinger was structured as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

              (i) The audited consolidated balance sheets of Harbinger as of December 31, 1998 and 1999, the audited consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows of Harbinger for the years ended December 31, 1997, 1998 and 1999, the notes related thereto, and the Independent Auditors' Report thereon are set forth at pages F-54 through F-82 of the joint proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-36744). Such financial statements, notes and reports set forth at such pages are incorporated herein by reference.


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              (ii) The unaudited consolidated balance sheet of Harbinger as of
         March 31, 2000 and December 31, 1999, the unaudited consolidated statements of operations, comprehensive income (loss), shareholders' equity and cash flows of Harbinger for the three months ended March 31, 2000 and March 31, 1999 and the notes related thereto are set forth at pages F-83 through F-90 of the joint proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-36744). Such financial statements and notes set forth at such pages are incorporated herein by reference.

         (b)      PRO FORMA FINANCIAL INFORMATION

              (i) An unaudited pro forma condensed combined balance sheet as of March 31, 2000 and the notes related thereto are set forth at pages 116 through 119 of the joint proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-36744). Such balance sheet and notes set forth at such pages are incorporated herein by reference.

              (ii) Unaudited pro forma condensed combined statements of operations for the year ended March 31, 2000 and the notes related thereto are set forth at pages 117 through 119 of the joint proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No. 333-36744). Such statements of operations and notes set forth at such pages are incorporated herein by reference.

         (c)      EXHIBITS


         EXHIBIT NO.       DESCRIPTION
              2.1          Agreement and Plan of Merger and Reorganization,
                           dated as of April 5, 2000, by and among Peregrine
                           Systems, Inc., a Delaware corporation, Soda
                           Acquisition Corporation, a Delaware corporation and
                           wholly-owned subsidiary of Peregrine, and Harbinger
                           Corporation, a Georgia corporation. This exhibit is
                           incorporated by reference to the exhibit bearing the
                           same number filed with Peregrine's Registration
                           Statement on Form S-4 (File No. 333-36744), which the
                           Securities and Exchange Commission declared effective
                           on May 23, 2000. The disclosure schedule of Harbinger
                           delivered to Peregrine, which cites to certain
                           factual matters as exceptions to the contractual
                           representation of Harbinger in the merger agreement,
                           has been omitted in accordance with Item 601(b)(2) of
                           Regulation S-K. Peregrine agrees to supplementally
                           furnish a copy of such disclosure schedule to the
                           Securities and Exchange Commission upon request.

              23.1         Consent of KPMG LLP, Independent Accountants.

              99.1         Press Release of Peregrine Systems, Inc. dated
                           June 19, 2000.

              99.2 Pages F-54 through F-90 of the joint proxy statement/prospectus contained in Peregrine's registration statement on Form S-4 (File No.
                           333-36744), which the Securities and Exchange
                           Commission declared effective on May 23, 2000.


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              99.3         Pages 116 through 119 of the joint proxy
                           statement/prospectus contained in Peregrine's
                           registration statement on Form S-4 (File No.
                           333-36744), which the Securities and Exchange
                           Commission declared effective on May 23, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  June 27, 2000

                                           PEREGRINE SYSTEMS, INC.



                                           /s/  Eric P. Deller
                                           ----------------------------------
                                           By:  Eric P. Deller
                                           Vice President and General Counsel